UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED June 12, 2012

SOLIDO VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54403	45-1283820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

110 East Broward Blvd.

Suite 1700

Fort Lauderdale, FL 33301

(Address of Principal Executive Offices)

954-778-8211

(Issuer Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 8 – OTHER EVENTS

Item 8.01   Other Events.

On June 12, 2012, the Company’s Board of Directors and its sole shareholder approved a 3:1 forward split of the Company’s issued and outstanding shares of common stock.

The forward split was effective to the shareholders of record on June 12, 2012.

As a result of the forward split, there are currently 112,500,000 shares of the Company’s common stock issued and outstanding all of which are owned by Portus Inc.

There was no change in the number of authorized shares of common stock.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Solido Ventures Inc.

By:	/s/ George Dale Murray, II
Name:	George Dale Murray, II
Title:	President and Chief Executive Officer
Dated:	June 13, 2012